EFFECTIVE OCTOBER 26, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):             October 26, 2004 (October 26, 2004)

ACG HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	33-97090-01	62-1395968
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Winners Circle, Brentwood, Tennessee	37027
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code             (615) 377-0377

(Former name or former address, if changed since last report.)

AMERICAN COLOR GRAPHICS, INC.
(Exact name of registrant as specified in its charter)

New York	33-97090	16-1003976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Winners Circle, Brentwood, Tennessee	37027
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code             (615) 377-0377

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release, dated October 26, 2004, issued by ACG Holdings, Inc. and American Color Graphics, Inc.

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 26, 2004, ACG Holdings, Inc. and American Color Graphics, Inc. (collectively, the “Company”) announced that it will hold an earnings conference call on November 3, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ACG HOLDINGS, INC. AMERICAN COLOR GRAPHICS, INC.

By:	/s/ Patrick W. Kellick Patrick W. Kellick SENIOR VICE PRESIDENT CHIEF FINANCIAL OFFICER

Dated: October 26, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 26, 2004, issued by ACG Holdings, Inc. and American Color Graphics, Inc.

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